Exhibit 99.1
Granite Falls Energy LLC Producing Renewable Energy for a Cleaner Environment From the desk of Tracey Olson Check us out on the web at www.granitefallsenergy.com _____ Phone 320-564-3100

Robin Spaude GFE Plan Manager

Paul Enstad Chairman of the Board of Governors To all investors with Granite Falls Energy, LLC Producing Renewable Energy for a Cleaner Environment!

Happy Holidays from....Granite Falls Energy, LLC Employees 15045 Hwy. 23 SE Granite Falls, MN 56241 This letter contains forward-looking statements which discuss the future of the ethanol industry and our future operating and financial performance.